UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2022

Date of reporting period:	July 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Small Cap Growth Fund

Semiannual report
12 | 31 | 21

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 21

Message from the Trustees

February 8, 2022

Dear Fellow Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–8 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/21. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on pages 12–13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Small Cap Growth Fund

Bill, how was the investing environment during the reporting period ended December 31, 2021?

Global financial markets had mixed results during the six-month period. Key equity market indexes advanced, fueled by optimism around economic recovery, ample fiscal and monetary stimulus, and widespread Covid-19 vaccinations. The S&P 500 Index — a broad measure of U.S. stock performance — gained 11.67% for the period. But the Russell 2000 Index, a measure of small-cap stock performance, dropped 2.31%, while the Russell 2000 Value Index notched gains of 1.24% and the Russell 2000 Growth Index fell 5.64%.

Strong stock market gains also bolstered the overall risk sentiment over the period. Still, the equity markets continued to exhibit volatility during the last few months of the calendar year amid concerns about the spread of the Omicron variant of Covid. In addition, the Federal Reserve pivoted toward tighter credit with plans to end its bond-buying stimulus program in March 2022, paving the way for higher interest rates. Most Fed officials expect to raise interest rates three times in 2022. Against this backdrop, inflation has exceeded the Fed’s

Small Cap Growth Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 12/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/21. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Small Cap Growth Fund

target and has proven more persistent than originally expected.

How did the fund perform during the reporting period?

The fund returned 7.14% during the six-month period. It outperformed its benchmark, the Russell 2000 Growth Index, which declined 5.64%. The fund also outperformed the average return for funds in its Lipper peer group, Small-Cap Growth Funds, which posted a loss of 0.18%.

What were some holdings that contributed to relative performance during the period?

The top two positive contributors in the period were InMode and Boot Barn Holdings. InMode, an Israel-based maker of medical devices for largely aesthetic procedures, performed strongly during the period as management highlighted very strong sales and margin performance despite the pandemic’s effects around the globe.

Boot Barn Holdings, a California-based retailer of work boots and western footwear and apparel, also contributed to fund performance. The company’s mix of both essential items and more discretionary goods that are difficult to purchase online enabled the company to continue to grow through a very difficult 2020, but also positioned it well in 2021.

What were some holdings that detracted from relative performance during the reporting period?

The fund’s top detractor for the period was Open Lending Corp. The firm provides analytics and pricing software for lenders as they attempt to loan money to auto buyers. The stock underperformed later in the year as supply chain issues limited the number of cars that could be sold in the United States.

Another detractor for the period was LHC Group. This company provides post-acute health care and hospice services, primarily in the home. The company struggled later in the year as Covid impacted its ability to hire and serve its clients efficiently. The fund sold its holdings in LHC Group prior to period end.

What is your outlook for the coming months?

We believe that U.S. equity markets may experience more volatility in 2022 than they did in 2021 as investors are faced with the first engineered interest-rate hike since 2018, along with high levels of near-term inflation measures. Both interest rates and inflation measures, in our view, are likely to move from near-historic levels, and periods of change often create volatility in the markets, in our opinion. But as we look out a bit longer, we remain optimistic about the potential for equities as technological advancements continue to fuel worker productivity, which would help fuel what we believe is an improving gross domestic product backdrop. Meanwhile, we expect interest rates to remain at low historic levels. This environment should be favorable for corporate earnings, which tend to drive equity prices in the long run, in our view.

We believe it is important to focus on what drives long-term stock prices, and then apply that to our active, fundamental research of individual companies. In our portfolio, we seek to target companies that can grow profits at high rates for long periods, and we seek to pay a reasonable price for that growth.

Thank you, Bill, for your time and insights today.

Small Cap Growth Fund 5

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Small Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2021, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (12/31/97)
Before sales charge	12.59%	392.63%	17.29%	171.64%	22.12%	131.98%	32.38%	14.13%	7.14%
After sales charge	12.31	364.30	16.60	156.02	20.69	118.65	29.79	7.57	0.98
Class B (3/18/02)
Before CDSC	12.31	364.66	16.60	161.63	21.21	126.74	31.37	13.29	6.73
After CDSC	12.31	364.66	16.60	159.63	21.02	123.74	30.79	8.53	2.25
Class C (3/18/02)
Before CDSC	12.31	363.84	16.58	161.59	21.21	126.74	31.37	13.27	6.72
After CDSC	12.31	363.84	16.58	161.59	21.21	126.74	31.37	12.32	5.83
Class R (12/1/03)
Net asset value	12.31	380.36	16.99	168.22	21.81	130.11	32.02	13.86	7.00
Class R6 (6/29/15)
Net asset value	12.85	410.18	17.70	177.20	22.62	134.61	32.88	14.56	7.34
Class Y (11/3/03)
Net asset value	12.81	405.13	17.58	175.09	22.43	133.67	32.70	14.42	7.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

Small Cap Growth Fund 7

Comparative index returns For periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 2000
Growth Index	7.76%	275.19%	14.14%	97.09%	14.53%	77.88%	21.17%	2.83%	–5.64%
Lipper Small-Cap
Growth Funds	9.80	307.40	14.90	126.76	17.45	96.02	24.91	11.32	–0.18
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/21, there were 710, 708, 674, 599, 445, and 109 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/21

Distributions	Class A		Class B	Class C	Class R	Class R6	Class Y
Number	1		1	1	1	1	1
Income	—		—	—	—	—	—
Capital gains
Long-term gains	$9.272		$9.272	$9.272	$9.272	$9.272	$9.272
Short-term gains	1.065		1.065	1.065	1.065	1.065	1.065
Total	$10.337		$10.337	$10.337	$10.337	$10.337	$10.337
	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value
6/30/21	$73.13	$77.59	$62.19	$61.94	$69.79	$77.13	$76.51
12/31/21	67.69	71.82	55.72	55.45	64.02	72.13	71.41

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Small Cap Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 6/30/21	1.21%	1.96%	1.96%	1.46%	0.83%	0.96%
Annualized expense ratio for the
six-month period ended 12/31/21*	1.20%	1.95%	1.95%	1.45%	0.83%	0.95%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes an increase of 0.12% from annualizing the performance fee adjustment for the six months ended 12/31/21.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/21 to 12/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.27	$10.16	$10.16	$7.57	$4.34	$4.96
Ending value (after expenses)	$1,071.40	$1,067.30	$1,067.20	$1,070.00	$1,073.40	$1,072.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Small Cap Growth Fund 9

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/21, use the following calculation method. To find the value of your investment on 7/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$6.11	$9.91	$9.91	$7.37	$4.23	$4.84
Ending value (after expenses)	$1,019.16	$1,015.38	$1,015.38	$1,017.90	$1,021.02	$1,020.42

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 Small Cap Growth Fund

Consider these risks before investing

Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks are generally greater for small and midsize companies. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Small Cap Growth Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000® Index is an unmanaged index composed of approximately 2,000 of the smallest companies in the Russell 3000® Index as measured by their market capitalization.

Russell 2000® Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000® Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a

12 Small Cap Growth Fund

fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Small Cap Growth Fund 13

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2021, Putnam employees had approximately $571,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Small Cap Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Small Cap Growth Fund 15

The fund’s portfolio 12/31/21 (Unaudited)

COMMON STOCKS (98.0%)*	Shares	Value
Auto components (0.9%)
Patrick Industries, Inc.	106,200	$8,569,278
		8,569,278
Banks (1.0%)
ServisFirst Bancshares, Inc.	83,900	7,126,466
Silvergate Capital Corp. Class A †	14,900	2,208,180
		9,334,646
Biotechnology (6.9%)
Ascendis Pharma A/S ADR (Denmark) †	45,100	6,067,303
Biohaven Pharmaceutical Holding Co., Ltd. †	81,000	11,162,610
Cytokinetics, Inc. †	184,800	8,423,184
Denali Therapeutics, Inc. †	72,700	3,242,420
Halozyme Therapeutics, Inc. † S	302,100	12,147,441
Insmed, Inc. †	198,800	5,415,312
Intellia Therapeutics, Inc. †	42,100	4,977,904
Natera, Inc. †	93,500	8,731,965
Turning Point Therapeutics, Inc. †	53,500	2,551,950
Veracyte, Inc. †	100,249	4,130,259
		66,850,348
Building products (1.7%)
AZEK Co., Inc. (The) †	352,736	16,310,513
		16,310,513
Capital markets (3.3%)
Hamilton Lane, Inc. Class A	190,385	19,727,694
Open Lending Corp. Class A † S	256,200	5,759,376
StepStone Group, Inc. Class A	141,500	5,882,155
		31,369,225
Chemicals (1.9%)
Ingevity Corp. †	113,600	8,145,120
Orion Engineered Carbons SA (Luxembourg) †	284,200	5,217,912
Perimeter Solutions SA (Luxembourg) † S	346,472	4,812,496
		18,175,528
Commercial services and supplies (2.6%)
Brink’s Co. (The) S	117,000	7,671,690
Montrose Environmental Group, Inc. †	253,152	17,849,748
		25,521,438
Construction and engineering (2.1%)
WillScot Mobile Mini Holdings Corp. †	487,336	19,902,802
		19,902,802
Containers and packaging (1.1%)
Ranpak Holdings Corp. †	273,676	10,284,744
		10,284,744
Electronic equipment, instruments, and components (3.4%)
Littelfuse, Inc.	47,000	14,789,960
Novanta, Inc. † S	101,705	17,933,643
		32,723,603
Energy equipment and services (0.7%)
ChampionX Corp. †	344,800	6,968,408
		6,968,408

16 Small Cap Growth Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value
Food and staples retail (1.1%)
Performance Food Group Co. †	232,100	$10,651,069
		10,651,069
Health-care equipment and supplies (7.2%)
AtriCure, Inc. †	70,700	4,915,771
Axonics, Inc. † S	144,000	8,064,000
CONMED Corp.	120,380	17,065,069
InMode, Ltd. (Israel) †	414,698	29,269,385
Lantheus Holdings, Inc. †	245,200	7,083,828
STAAR Surgical Co. †	31,800	2,903,340
		69,301,393
Health-care providers and services (2.4%)
Castle Biosciences, Inc. †	72,995	3,129,296
R1 RCM, Inc. †	786,353	20,044,138
		23,173,434
Health-care technology (1.8%)
Definitive Healthcare Corp. † S	95,400	2,607,282
Health Catalyst, Inc. † S	144,377	5,720,217
Omnicell, Inc. †	25,029	4,516,233
Phreesia, Inc. †	110,575	4,606,555
		17,450,287
Hotels, restaurants, and leisure (5.1%)
Accel Entertainment, Inc. †	449,800	5,856,396
Churchill Downs, Inc.	68,200	16,429,380
Everi Holdings, Inc. †	350,800	7,489,580
F45 Training Holdings, Inc. † S	362,310	3,945,556
Planet Fitness, Inc. Class A †	85,900	7,780,822
Wingstop, Inc. S	45,652	7,888,666
		49,390,400
Household durables (0.9%)
Installed Building Products, Inc.	63,700	8,900,164
		8,900,164
Insurance (1.7%)
Kinsale Capital Group, Inc.	67,054	15,951,476
		15,951,476
Interactive media and services (1.3%)
Ziff Davis, Inc. † S	112,300	12,449,578
		12,449,578
Internet and direct marketing retail (0.7%)
Revolve Group, Inc. †	115,800	6,489,432
		6,489,432
IT Services (3.3%)
DigitalOcean Holdings, Inc. †	39,300	3,156,969
Perficient, Inc. † S	109,054	14,099,592
WNS Holdings, Ltd. ADR (India) †	159,800	14,097,556
		31,354,117
Life sciences tools and services (3.7%)
Medpace Holdings, Inc. †	105,700	23,004,548
Pacific Biosciences of California, Inc. †	131,900	2,698,674
Repligen Corp. †	37,169	9,843,838
		35,547,060

Small Cap Growth Fund 17

COMMON STOCKS (98.0%)* cont.	Shares	Value
Machinery (3.1%)
Altra Industrial Motion Corp.	190,100	$9,803,457
John Bean Technologies Corp.	46,300	7,109,828
RBC Bearings, Inc. †	65,637	13,256,705
		30,169,990
Media (3.1%)
Cable One, Inc.	5,769	10,173,343
TechTarget, Inc. †	207,029	19,804,394
		29,977,737
Personal products (0.3%)
Beauty Health Co. (The) † S	123,500	2,983,760
		2,983,760
Pharmaceuticals (0.3%)
Antares Pharma, Inc. †	741,100	2,645,727
		2,645,727
Professional services (1.5%)
Korn Ferry	188,600	14,282,678
		14,282,678
Real estate management and development (2.3%)
Colliers International Group, Inc. (Canada)	150,280	22,380,131
		22,380,131
Road and rail (4.8%)
Saia, Inc. †	57,861	19,500,893
TFI International, Inc. (Canada)	236,300	26,502,139
		46,003,032
Semiconductors and semiconductor equipment (6.6%)
Azenta, Inc.	103,776	10,700,343
Nova Measuring Instruments, Ltd. (Israel) † S	169,297	24,802,011
Onto Innovation, Inc. †	110,700	11,206,161
Synaptics, Inc. † S	24,700	7,150,897
Ultra Clean Holdings, Inc. †	167,730	9,620,993
		63,480,405
Software (10.2%)
Digital Turbine, Inc. † S	184,400	11,246,556
Manhattan Associates, Inc. †	115,300	17,927,997
Paylocity Holding Corp. †	65,363	15,436,126
Rapid7, Inc. †	78,100	9,191,589
Sprout Social, Inc. Class A †	73,800	6,692,922
SPS Commerce, Inc. †	103,300	14,704,755
Verra Mobility Corp. †	1,093,462	16,872,119
Workiva, Inc. †	51,300	6,694,137
		98,766,201
Specialty retail (6.8%)
Boot Barn Holdings, Inc. †	242,128	29,793,850
Five Below, Inc. †	89,493	18,515,207
Lithia Motors, Inc.	35,300	10,482,335
RH † S	12,600	6,752,844
		65,544,236

18 Small Cap Growth Fund

COMMON STOCKS (98.0%)* cont.	Shares	Value
Textiles, apparel, and luxury goods (2.2%)
Crocs, Inc. † S	56,800	$7,282,896
Deckers Outdoor Corp. †	22,400	8,205,344
Kontoor Brands, Inc.	110,700	5,673,375
		21,161,615
Trading companies and distributors (2.0%)
Applied Industrial Technologies, Inc.	84,850	8,714,095
SiteOne Landscape Supply, Inc. †	47,794	11,579,526
		20,293,621
Total common stocks (cost $643,825,576)		$944,358,076

SHORT-TERM INVESTMENTS (8.4%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.12% [d]	56,500,372	$56,500,372
Putnam Short Term Investment Fund Class P 0.13% L	24,235,616	24,235,616
Total short-term investments (cost $80,735,988)		$80,735,988

TOTAL INVESTMENTS
Total investments (cost $724,561,564)	$1,025,094,064

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $964,118,040.
†	This security is non-income-producing.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Small Cap Growth Fund 19

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$42,427,315	$—	$—
Consumer discretionary	160,055,125	—	—
Consumer staples	13,634,829	—	—
Energy	6,968,408	—	—
Financials	56,655,347	—	—
Health care	214,968,249	—	—
Industrials	172,484,074	—	—
Information technology	226,324,326	—	—
Materials	28,460,272	—	—
Real estate	22,380,131	—	—
Total common stocks	944,358,076	—	—
Short-term investments	—	80,735,988	—
Totals by level	$944,358,076	$80,735,988	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

20 Small Cap Growth Fund

Statement of assets and liabilities 12/31/21 (Unaudited)

ASSETS
Investment in securities, at value, including $55,045,071 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $643,825,576)	$944,358,076
Affiliated issuers (identified cost $80,735,988) (Notes 1 and 5)	80,735,988
Dividends, interest and other receivables	382,572
Receivable for shares of the fund sold	1,943,050
Receivable for investments sold	461,643
Prepaid assets	62,518
Total assets	1,027,943,847

LIABILITIES
Payable to custodian	712
Payable for investments purchased	4,483,942
Payable for shares of the fund repurchased	1,293,278
Payable for compensation of Manager (Note 2)	575,158
Payable for custodian fees (Note 2)	5,385
Payable for investor servicing fees (Note 2)	259,070
Payable for Trustee compensation and expenses (Note 2)	195,143
Payable for administrative services (Note 2)	10,281
Payable for distribution fees (Note 2)	412,268
Collateral on securities loaned, at value (Note 1)	56,500,372
Other accrued expenses	90,198
Total liabilities	63,825,807

Net assets	$964,118,040

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$658,495,597
Total distributable earnings (Note 1)	305,622,443
Total — Representing net assets applicable to capital shares outstanding	$964,118,040

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($568,964,570 divided by 8,405,550 shares)	$67.69
Offering price per class A share (100/94.25 of $67.69)*	$71.82
Net asset value and offering price per class B share ($5,099,965 divided by 91,525 shares)**	$55.72
Net asset value and offering price per class C share ($17,445,873 divided by 314,598 shares)**	$55.45
Net asset value, offering price and redemption price per class R share
($23,777,950 divided by 371,402 shares)	$64.02
Net asset value, offering price and redemption price per class R6 share
($71,902,479 divided by 996,880 shares)	$72.13
Net asset value, offering price and redemption price per class Y share
($276,927,203 divided by 3,877,817 shares)	$71.41

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 21

Statement of operations Six months ended 12/31/21 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $20,890)	$917,238
Interest (including interest income of $7,064 from investments in affiliated issuers) (Note 5)	7,124
Securities lending (net of expenses) (Notes 1 and 5)	67,827
Total investment income	992,189

EXPENSES
Compensation of Manager (Note 2)	3,304,648
Investor servicing fees (Note 2)	738,544
Custodian fees (Note 2)	11,088
Trustee compensation and expenses (Note 2)	15,186
Distribution fees (Note 2)	888,208
Administrative services (Note 2)	15,020
Other	172,366
Total expenses	5,145,060
Expense reduction (Note 2)	(490)
Net expenses	5,144,570

Net investment loss	(4,152,381)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	13,038,066
Foreign currency transactions (Note 1)	(239)
Total net realized gain	13,037,827
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	51,553,434
Total change in net unrealized appreciation	51,553,434

Net gain on investments	64,591,261

Net increase in net assets resulting from operations	$60,438,880

The accompanying notes are an integral part of these financial statements.

22 Small Cap Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/21*	Year ended 6/30/21
Operations
Net investment loss	$(4,152,381)	$(7,090,671)
Net realized gain on investments
and foreign currency transactions	13,037,827	141,110,350
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	51,553,434	118,387,729
Net increase in net assets resulting from operations	60,438,880	252,407,408
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	(7,791,308)	(6,690,592)
Class B	(84,888)	(101,235)
Class C	(281,643)	(271,029)
Class R	(341,038)	(300,809)
Class R6	(889,777)	(524,395)
Class Y	(3,307,356)	(1,787,247)
From net realized long-term gain on investments
Class A	(67,831,929)	(17,866,087)
Class B	(739,047)	(270,332)
Class C	(2,452,013)	(723,738)
Class R	(2,969,111)	(803,258)
Class R6	(7,746,490)	(1,400,308)
Class Y	(28,794,181)	(4,772,537)
Increase from capital share transactions (Note 4)	188,818,114	64,638,514
Total increase in net assets	126,028,213	281,534,355

NET ASSETS
Beginning of period	838,089,827	556,555,472
End of period	$964,118,040	$838,089,827

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class A
December 31, 2021**	$73.13	(.37)	5.27	4.90	—	(10.34)	—	(10.34)	$67.69	7.14*	$568,965	.60*	(.50)*	12*
June 30, 2021	53.07	(.66)	24.06	23.40	—	(3.34)	—	(3.34)	73.13	44.93	549,842	1.21	(1.00)	70
June 30, 2020	47.49	(.42)	6.95	6.53	—	(.95)	—	(.95)	53.07	13.99	415,702	1.24	(.88)	56
June 30, 2019	42.91	(.32)	5.58	5.26	—	(.68)	—[d]	(.68)	47.49	12.35	384,781	1.21[e]	(.75)	37
June 30, 2018	33.97	(.25)[f]	9.19	8.94	—	—	—	—	42.91	26.32	141,801	1.25[e,g]	(.66)[f,g]	68
June 30, 2017	27.38	(.11)	6.70	6.59	—[d]	—	—	—[d]	33.97	24.07	112,740	1.21	(.37)	127
Class B
December 31, 2021**	$62.19	(.55)	4.42	3.87	—	(10.34)	—	(10.34)	$55.72	6.73*	$5,100	.98*	(.88)*	12*
June 30, 2021	45.85	(.99)	20.67	19.68	—	(3.34)	—	(3.34)	62.19	43.86	5,956	1.96	(1.74)	70
June 30, 2020	41.46	(.68)	6.02	5.34	—	(.95)	—	(.95)	45.85	13.15	5,835	1.99	(1.63)	56
June 30, 2019	37.82	(.55)	4.87	4.32	—	(.68)	—[d]	(.68)	41.46	11.51	6,461	1.96[e]	(1.47)	37
June 30, 2018	30.17	(.47)[f]	8.12	7.65	—	—	—	—	37.82	25.36	2,732	2.00[e,g]	(1.41)[f,g]	68
June 30, 2017	24.50	(.31)	5.98	5.67	—	—	—	—	30.17	23.14	2,568	1.96	(1.12)	127
Class C
December 31, 2021**	$61.94	(.55)	4.40	3.85	—	(10.34)	—	(10.34)	$55.45	6.72*	$17,446	.98*	(.87)*	12*
June 30, 2021	45.68	(.99)	20.59	19.60	—	(3.34)	—	(3.34)	61.94	43.84	17,120	1.96	(1.74)	70
June 30, 2020	41.31	(.67)	5.99	5.32	—	(.95)	—	(.95)	45.68	13.15	13,869	1.99	(1.63)	56
June 30, 2019	37.68	(.55)	4.86	4.31	—	(.68)	—[d]	(.68)	41.31	11.53	13,862	1.96[e]	(1.47)	37
June 30, 2018	30.06	(.46)[f]	8.08	7.62	—	—	—	—	37.68	25.35	6,612	2.00[e,g]	(1.41)[f,g]	68
June 30, 2017	24.41	(.31)	5.96	5.65	—	—	—	—	30.06	23.15	9,900	1.96	(1.12)	127
Class R
December 31, 2021**	$69.79	(.44)	5.01	4.57	—	(10.34)	—	(10.34)	$64.02	7.00*	$23,778	.73*	(.62)*	12*
June 30, 2021	50.89	(.81)	23.05	22.24	—	(3.34)	—	(3.34)	69.79	44.56	23,571	1.46	(1.26)	70
June 30, 2020	45.69	(.52)	6.67	6.15	—	(.95)	—	(.95)	50.89	13.71	12,669	1.49	(1.13)	56
June 30, 2019	41.41	(.41)	5.37	4.96	—	(.68)	—[d]	(.68)	45.69	12.07	13,020	1.46[e]	(.99)	37
June 30, 2018	32.86	(.33)[f]	8.88	8.55	—	—	—	—	41.41	26.02	9,034	1.50[e,g]	(.91)[f,g]	68
June 30, 2017	26.55	(.19)	6.50	6.31	—	—	—	—	32.86	23.77	7,920	1.46	(.62)	127
Class R6
December 31, 2021**	$77.13	(.24)	5.58	5.34	—	(10.34)	—	(10.34)	$72.13	7.34*	$71,902	.42*	(.31)*	12*
June 30, 2021	55.62	(.46)	25.31	24.85	—	(3.34)	—	(3.34)	77.13	45.49	59,840.83		(.64)	70
June 30, 2020	49.53	(.24)	7.28	7.04	—	(.95)	—	(.95)	55.62	14.45	24,596.84		(.48)	56
June 30, 2019	44.55	(.15)	5.81	5.66	—	(.68)	—[d]	(.68)	49.53	12.80	20,695	.80[e]	(.35)	37
June 30, 2018	35.11	(.09)[f]	9.53	9.44	—	—	—	—	44.55	26.89	11,041	.82[e,g]	(.22)[f,g]	68
June 30, 2017	28.29	.02	6.93	6.95	(.13)	—	—	(.13)	35.11	24.61	8,719.77		.07	127

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Small Cap Growth Fund	Small Cap Growth Fund 25

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	return of	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	capital	distributions	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)
Class Y
December 31, 2021**	$76.51	(.29)	5.53	5.24	—	(10.34)	—	(10.34)	$71.41	7.27*	$276,927	.48*	(.36)*	12*
June 30, 2021	55.27	(.54)	25.12	24.58	—	(3.34)	—	(3.34)	76.51	45.29	181,762.96		(.77)	70
June 30, 2020	49.29	(.31)	7.24	6.93	—	(.95)	—	(.95)	55.27	14.30	83,884.99		(.63)	56
June 30, 2019	44.40	(.23)	5.80	5.57	—	(.68)	—[d]	(.68)	49.29	12.64	54,084	.96[e]	(.52)	37
June 30, 2018	35.06	(.16)[f]	9.50	9.34	—	—	—	—	44.40	26.64	18,560	1.00[e,g]	(.39)[f,g]	68
June 30, 2017	28.25	(.04)	6.93	6.89	(.08)	—	—	(.08)	35.06	24.39	10,144.96		(.12)	127

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Includes one-time merger costs which amounted to the following amounts as a percentage of average net assets:

Percentage of average net assets
6/30/19	0.01%
6/30/18	0.05

f Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.06	0.16%
Class B	0.05	0.16
Class C	0.05	0.16
Class R	0.06	0.16
Class R6	0.07	0.17
Class Y	0.07	0.17

g Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

26 Small Cap Growth Fund	Small Cap Growth Fund 27

Notes to financial statements 12/31/21 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2021 through December 31, 2021.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2021, the index was composed of companies having market capitalizations of between approximately $109.4 million and $12.4 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

28 Small Cap Growth Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

Small Cap Growth Fund 29

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $56,500,372 and the value of securities loaned amounted to $55,045,071.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

30 Small Cap Growth Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $725,049,381, resulting in gross unrealized appreciation and depreciation of $335,474,882 and $35,430,199, respectively, or net unrealized appreciation of $300,044,683.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,
0.730%	of the next $5 billion,	0.560%	of the next $50 billion,
0.680%	of the next $10 billion,	0.550%	of the next $100 billion and
0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Small Cap Growth Fund 31

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.368% of the fund’s average net assets, which included an effective base fee of 0.308% and an increase of 0.060% ($541,894) based on performance.

Putnam Management has contractually agreed, through October 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$491,145	Class R6	16,486
Class B	4,751	Class Y	190,569
Class C	15,064	Total	$738,544
Class R	20,529

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $490 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $579, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

32 Small Cap Growth Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$713,439
Class B	1.00%	1.00%	27,602
Class C	1.00%	1.00%	87,524
Class R	1.00%	0.50%	59,643
Total			$888,208

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $28,573 from the sale of class A shares and received $123 and $69 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $125 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$178,248,796	$107,871,756
U.S. government securities (Long-term)	—	—
Total	$178,248,796	$107,871,756

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class A	Shares	Amount	Shares	Amount
Shares sold	221,388	$16,321,457	813,331	$53,583,907
Shares issued in connection with
reinvestment of distributions	1,125,249	73,849,640	370,936	23,942,740
	1,346,637	90,171,097	1,184,267	77,526,647
Shares repurchased	(460,166)	(34,146,746)	(1,497,966)	(97,030,398)
Net increase (decrease)	886,471	$56,024,351	(313,699)	$(19,503,751)

Small Cap Growth Fund 33

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class B	Shares	Amount	Shares	Amount
Shares sold	72	$4,338	5,782	$344,728
Shares issued in connection with
reinvestment of distributions	14,995	810,626	6,685	368,540
	15,067	814,964	12,467	713,268
Shares repurchased	(19,313)	(1,212,712)	(43,953)	(2,476,365)
Net decrease	(4,246)	$(397,748)	(31,486)	$(1,763,097)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class C	Shares	Amount	Shares	Amount
Shares sold	19,454	$1,206,643	70,995	$4,093,948
Shares issued in connection with
reinvestment of distributions	50,760	2,730,873	18,071	992,270
	70,214	3,937,516	89,066	5,086,218
Shares repurchased	(32,030)	(2,007,636)	(116,270)	(6,705,005)
Net increase (decrease)	38,184	$1,929,880	(27,204)	$(1,618,787)

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class R	Shares	Amount	Shares	Amount
Shares sold	36,525	$2,662,804	201,839	$12,618,524
Shares issued in connection with
reinvestment of distributions	53,250	3,306,281	17,780	1,097,027
	89,775	5,969,085	219,619	13,715,551
Shares repurchased	(56,115)	(4,027,468)	(130,812)	(8,361,028)
Net increase	33,660	$1,941,617	88,807	$5,354,523

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	192,847	$14,890,083	478,929	$34,193,980
Shares issued in connection with
reinvestment of distributions	118,675	8,297,736	28,320	1,924,031
	311,522	23,187,819	507,249	36,118,011
Shares repurchased	(90,519)	(7,071,752)	(173,549)	(12,459,083)
Net increase	221,003	$16,116,067	333,700	$23,658,928

	SIX MONTHS ENDED 12/31/21		YEAR ENDED 6/30/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,547,474	$119,406,521	1,826,103	$126,772,160
Shares issued in connection with
reinvestment of distributions	448,491	31,049,008	93,341	6,294,944
	1,995,965	150,455,529	1,919,444	133,067,104
Shares repurchased	(493,908)	(37,251,582)	(1,061,396)	(74,556,406)
Net increase	1,502,057	$113,203,947	858,048	$58,510,698

34 Small Cap Growth Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/21	cost	proceeds	income	of 12/31/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$102,743,164	$247,192,593	$293,435,385	$36,509	$56,500,372
Putnam Short Term
Investment Fund**	13,768,127	119,732,152	109,264,663	7,064	24,235,616
Total Short-term
investments	$116,511,291	$366,924,745	$402,700,048	$43,573	$80,735,988

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Small Cap Growth Fund 35

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

36 Small Cap Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022